UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020

EMERGE ENERGY SERVICES LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35912	90-0832937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 West Freeway, Suite 800
Fort Worth, TX 76116

(Address of principal executive offices, including zip code)

(817) 618-4020

(Registrant’s telephone number, including area code)

5600 Clearfork Main Street, Suite 400
Fort Worth, Texas 76109

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	EMESZ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2020, the Board of Directors of EES GP, LLC, the general partner (the “General Partner”) of Emerge Energy Services LP (the “Partnership”), appointed Vanessa Gomez LaGatta as the General Partner’s Executive Vice President and Chief Financial Officer, effective January 16, 2020.

In this role, Ms. Gomez LaGatta will act as the principal financial officer of the General Partner.  Prior to her appointment as Executive Vice President and Chief Financial Officer, Ms. Gomez LaGatta, age 42, served as Managing Director of Ankura Consulting Group, LLC (“Ankura”) since her appointment in May 2019.  Prior to joining Ankura, Ms. Gomez LaGatta served as Senior Vice President - Chief Financial Officer and Treasurer of Quicksilver Resources Inc. from January 2015 to August 2016 and served as Vice President — Treasurer of Quicksilver Resources Inc. from September 2009 to December 2015.  Ms. Gomez LaGatta brings over 19 years of corporate finance experience in the energy sector to the position of Chief Financial Officer.  Ms. Gomez LaGatta holds a Bachelor of Business Administration with distinction in International Finance from Texas Christian University.

As Executive Vice President and Chief Financial Officer, Ms. Gomez LaGatta will receive an annual base salary of $330,000 and her maximum annual cash bonus opportunity will be an amount equal to 50% of her annual base salary.  She also will be eligible to receive a sign-on bonus and to participate in the Partnership’s Long-Term Incentive Plan (subject to terms and performance measures as approved by the Board).  If Ms. Gomez LaGatta’s employment is terminated without cause, she will be entitled to a cash lump sum payment of six month’s salary, subject to the execution and non-revocation of a general release of claims.

There are no family relationships between Ms. Gomez LaGatta and any director or other executive officer of the General Partner and she was not selected by the General Partner’s Board of Directors to serve as Chief Financial Officer pursuant to any arrangement or understanding with any person. Ms. Gomez LaGatta has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emerge Energy Services LP
	By:	Emerge Energy Services GP LLC, its general partner

Date: January 21, 2020
	By:	/s/ Rick Shearer
Rick Shearer
Chief Executive Officer

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